SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

August 13, 2014

Date of Report (Date of Earliest Event Reported)

Globalink, Ltd.

 (Exact name of registrant as specified in its charter)

Nevada	333-133961	06-1812762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

#210-4751 Garden City Road, Richmond, BC	V6X 3M7
(Address of principal executive offices)	(Zip Code)

(604) 828-8822

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On August 13, 2014, the registrant issued 1,500,000 restricted common shares to Zhao Cui Liu, a non-affiliate.  Zhao Cui Liu purchased the common shares for cash of $.10 per common share or $150,000.

These shares were issued under the private placement exemption granted by Section 4(a)(2) of the Securities Act.  The investor has enough knowledge and experience in business matters to be considered a “sophisticated investor”, have access to the type of information normally provided in a prospectus for a registered securities offering, and have agreed not to resell or distribute the securities to the public.

Item 9.01 Financial Statements and Exhibits

a.

None

b.

Exhibits

10.1 – Private placement and subscription agreement between

              Globalink, Ltd. and Zhao Cui Liu, signed July 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Globalink Ltd.

By:      /s/ Hin Kwok Sheung

Hin Kwok Sheung

Chief Executive Officer

Dated:  August 19, 2014